Equity-Based Compensation	12 Months Ended
Dec. 31, 2013
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
6.  EQUITY-BASED COMPENSATION

WGP LTIP. During the year ended December 31, 2013, WGP GP awarded 9,480 phantom units valued at a weighted-average grant-date fair value of $39.19 per common unit under the WGP LTIP to its independent directors, all of which were unvested at December 31, 2013. The phantom units awarded to the independent directors vest one year from the grant date. Compensation expense over the vesting period was $0.3 million for the year ended December 31, 2013. As of December 31, 2013, there was $27,000 of unrecognized compensation expense attributable to the outstanding independent director awards under the WGP LTIP, which will be realized by WGP and is expected to be recognized in one month.

WES LTIP. WES GP awards phantom units under the WES LTIP primarily to its independent directors and its Chief Executive Officer. The phantom units awarded to the independent directors vest one year from the grant date, while all other awards are subject to graded vesting over a three-year service period. Compensation expense is recognized over the vesting period and was $0.6 million, $0.4 million and $0.3 million for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013, there was $0.6 million of unrecognized compensation expense attributable to the outstanding awards under the WES LTIP, of which $0.5 million will be realized by WES, and which is expected to be recognized over a weighted-average period of 1.4 years.
The following table summarizes WES LTIP award activity for the years ended December 31, 2013, 2012 and 2011:

	2013		2012		2011
	Weighted-Average Grant-Date Fair Value	Units	Weighted-Average Grant-Date Fair Value	Units	Weighted-Average Grant-Date Fair Value	Units
Phantom units outstanding at beginning of year	$41.77	25,619	$33.92	23,978	$20.19	17,503
Vested	$41.28	(14,695)	$33.20	(14,260)	$20.51	(15,119)
Granted	$62.49	5,920	$45.91	15,901	$35.66	21,594
Phantom units outstanding at end of year	$49.47	16,844	$41.77	25,619	$33.92	23,978

WGP LTIP and Anadarko Incentive Plans. During the year ended December 31, 2013, WGP GP awarded 26,758 phantom units valued at a weighted-average grant-date fair value of $39.19 per common unit under the WGP LTIP to certain of its executive officers, all of which were unvested at December 31, 2013. These phantom unit awards are subject to graded vesting over a three-year service period. For the years ended December 31, 2013, 2012 and 2011, general and administrative expenses included $3.0 million, $3.3 million and $2.5 million, respectively, of equity-based compensation expense, allocated to WES by Anadarko, for awards granted to the executive officers of WES GP and other employees under the WGP LTIP and Anadarko Incentive Plans. Of these amounts, $2.9 million, $3.2 million and $1.0 million are reflected as a contribution to partners’ capital in the consolidated statements of equity and partners’ capital for the years ended December 31, 2013, 2012 and 2011, respectively. As of December 31, 2013, $5.5 million of estimated unrecognized compensation expense attributable to the WGP LTIP and Anadarko Incentive Plans (excluding performance-based awards) will be allocated to WES over a weighted-average period of 2.1 years.
During the fourth quarter of 2011, $9.7 million was recorded to partners’ capital in the consolidated financial statements related to accumulated compensation expense attributable to the Anadarko Incentive Plans that was allocated to WES by Anadarko.

6.  EQUITY-BASED COMPENSATION (CONTINUED)

The Incentive Plan. For the years ended December 31, 2012 and 2011, general and administrative expenses included $68.8 million and $11.4 million, respectively, of compensation expense for grants of Unit Value Rights (“UVRs”), Unit Appreciation Rights (“UARs”) and Distribution Equivalent Rights (“DERs”) under the Incentive Plan to certain executive officers of WES GP as a component of their compensation, which was allocated to WES by Anadarko.
Under the terms of the Incentive Plan, the value of a UAR was equal to an amount calculated by dividing the “determined value” (defined below) by 1,000,000, less the applicable UAR exercise price. Prior to WGP’s IPO in December 2012, the value of awards issued under the Incentive Plan were revised periodically based on the estimated fair value of WES GP using a discounted cash flow estimate and multiples-valuation terminal value. UARs outstanding under the Incentive Plan as of December 31, 2011 were valued at $634.00 per UAR.
Anadarko and the Incentive Plan participants entered into a Memorandum of Understanding (the “MOU”) that, among other things, confirmed the intent and the understanding that WGP’s IPO resulted in the vesting of all unvested Incentive Plan awards and that the value of WES’s common units held by WGP prior to its IPO would not be considered in the valuation of the Incentive Plan awards.
WGP’s IPO and concurrent execution of the MOU triggered the exercise of all outstanding UARs and lump-sum cash payments (less any applicable withholding taxes) to plan participants equal to the value of each award, less its exercise price, if applicable. Pursuant to the MOU, the “determined value” was defined as equal to the aggregate WGP equity value, as determined using the market price of WGP based on the IPO price of WGP’s common units, reduced by the market value of WES’s common units owned by WGP prior to its IPO (based on the closing price of WGP’s common units on the day of the pricing of the IPO). Awards outstanding under the Incentive Plan at the time of WGP’s IPO (and the effective termination of the Incentive Plan) were valued at $2,745.00 per UAR and $12.00 per DER. Outstanding UVRs that vested concurrent with WGP’s IPO were cash-settled at their grant-date fair value.
In addition to the execution of the MOU, WGP, WES GP and Anadarko entered into a contribution agreement whereby cash, in an amount equal to the aggregate cash payment required to settle all outstanding awards, was contributed to WES GP by Anadarko. The cash payments made in connection with WGP’s IPO and the vesting, exercise and settlement of all outstanding awards under the Incentive Plan as described above, impacted WGP’s cash flows to the extent compensation expense was allocated to WES since the inception of the Incentive Plan. The compensation expense allocated to WES since the inception of the Incentive Plan, and subsequently contributed by Anadarko during the fourth quarter of 2012, was recorded to partners’ capital in the consolidated financial statements.
The following table summarizes Incentive Plan award activity for the years ended December 31, 2012 and 2011:

	UVRs	UARs	DERs
Outstanding at December 31, 2011	14,691	75,369	75,369
Vested and settled (1)	(14,691)	(75,369)	(75,369)
Outstanding at December 31, 2012	—	—	—

Weighted average intrinsic per-unit value as of:
December 31, 2011 (2)	$65.24	$579.54	$—
December 31, 2012 (3)	$65.24	$2,690.47	$11.93

(1)	UARs and DERs remained outstanding upon vesting until they were settled in cash, forfeited, or expired. As of December 31, 2011, 60,678 of the outstanding UARs and 3,334 of the DERs were vested.

(2)	The DERs had no attributed value since WES GP had not declared or paid distributions.

(3)	As discussed above, all awards then outstanding under the Incentive Plan were settled upon the closing of WGP’s IPO.